UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

José R. Izquierdo II

Brent D. Rosenthal

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 20, 2021, Ocean Capital LLC (“Ocean Capital”) issued the following press release, a copy of which is filed as Exhibit 1. Additionally, on December 20, 2021, Ocean Capital posted certain materials on its website. Copies of such materials are filed as Exhibit 2.

Exhibit 1

Ocean Capital Exposes UBS Puerto Rico Bond Fund’s Latest Attempt to Prevent Shareholder-Driven Boardroom Change

Addresses Error-Laden Communication from UBS-Managed Fund, Which Attempted to Block Ocean Capital’s Proper Nomination Notice Without Valid Justification

Highlights that the Boards are Outsourcing their Responsibilities to Expensive, Mainland Legal Advisors to Fight the Will of the Funds’ Shareholders

Reiterates Intent to Change the Unacceptable Status Quo Across UBS Puerto Rico Bond Funds, No Matter How Long it Takes

Urges Shareholders to Vote on the BLUE Card to Elect Ocean Capital’s Slate of Nominees at Annual Meetings Currently Scheduled for December 21, 2021, January 13, 2022 and February 17, 2022

Visit www.ImproveUBSPRFunds.com for Updates and Information on How to Vote the BLUE Card

SAN JUAN, Puerto Rico--(BUSINESS WIRE)--Ocean Capital LLC (collectively with its affiliates, “Ocean Capital” or “we”) is a significant shareholder across numerous Puerto Rico closed-end bond funds (the “Funds”), which are managed or co-managed by an affiliate of UBS Financial Services Incorporated of Puerto Rico (“UBS”). Ocean Capital owns approximately 13% of the outstanding shares of Puerto Rico Residents Tax-Free Fund, Inc. (“PRITF I”) and today released a statement regarding counsel for PRITF I’s baseless attempt to block Ocean Capital’s recent nomination notice.

W. Heath Hawk, managing member of Ocean Capital, commented:

“As many shareholders are aware, Ocean Capital has nominated highly-qualified and independent individuals for election to the Boards of Directors of certain UBS-managed Puerto Rico bond funds. We nominated these individuals because shareholders have been forced to endure unacceptable losses over the Funds’ respective lifetimes. Over the past six months, the Funds have repeatedly failed to meet voting quorum at the Annual Meetings, which we believe represents a clear lack of shareholder support for the incumbent directors. Unfortunately, rather than explore a less costly, constructive solution with us, these directors seem intent on keeping the stalemate and continuing to waste shareholders’ capital trying to fight one of their largest investors in order to hold onto their long-tenured, high-paying positions.

In addition to delaying the Funds’ Annual Meetings numerous times due to a lack of quorum and refusing to take our questions at the Annual Meetings before adjournment, PRITF I recently attempted to invalidate our timely and accurate nomination notice. Despite us delivering the nomination notice well before the November 22nd deadline and documenting proof of delivery, a letter sent by PRITF I’s Chicago-headquartered legal counsel falsely asserted that our notice was invalid because it had not been delivered. Instead of seeking to invalidate our notice, perhaps PRITF I should have first checked its records more thoroughly with its Corporate Secretary. As a significant shareholder across the Funds, we are shocked that the incumbent directors continue to squander shareholder capital on seemingly frivolous and illegitimate anti-investor exercises such as these. We fear that millions of dollars have been spent on mainland legal counsel – all in order to fight the will of shareholders that we believe continue to be fed up with the culture of underperformance and waste at the Funds. We also seriously question why the Boards seem intent on outsourcing their responsibilities to an expensive, U.S.-based law firm.

Thankfully, shareholders have an opportunity to bring about much-needed change at the Funds’ upcoming Annual Meetings. It is important to stress that investors should not be discouraged by the anti-shareholder conduct being sanctioned by the Funds. In our view, the best thing you can do is stand up to the Funds and UBS by voting to elect each of our director candidates, who have the experience and independence necessary to improve governance and performance at the Funds. To be clear, we intend to facilitate boardroom-level change across the Funds – no matter how long it takes or what it costs.”

***

Read Ocean Capital’s correspondence with counsel for PRITF I here.

Before checking out for the holidays, we encourage shareholders to meet Ocean Capital’s independent director candidates and vote ahead of the Annual Meetings, which are currently scheduled for:

●	December 21, 2021: Puerto Rico Residents Tax-Free Fund, Inc. (PRITF I).

●	January 13, 2022: Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. (Fund I), Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (Fund III), Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (Fund IV), Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (Fund V), and Puerto Rico Residents Tax-Free Fund VI, Inc. (PRITF VI).

●	February 17, 2022: Puerto Rico Residents Tax-Free Fund IV, Inc. (PRITF IV).

***

VOTE “FOR” OCEAN CAPITAL’S HIGHLY-QUALIFIED DIRECTOR CANDIDATES ON THE BLUE PROXY CARD TODAY.

IF YOU ARE A FUND ADVISOR WITH CLIENTS WHO WISH TO EXERCISE THEIR RIGHT FOR CHANGE BY VOTING THE BLUE PROXY CARD, PLEASE CONTACT OUR PROXY SOLICITOR, MORROW SODALI, AT (203) 658-9400 OR (800) 662-5200, OR VIA E-MAIL AT OCEAN@INVESTOR.MORROWSODALI.COM.

SIGN UP FOR UPDATES RELATED TO OUR CAMPAIGNS AT THE UBS-MANAGED FUNDS AT WWW.IMPROVEUBSPRFUNDS.COM.

***

Certain Information Concerning the Participants

To the Shareholders of Puerto Rico Residents Tax-Free Fund, Inc. (PRITF I):

Ocean Capital and the other participants in its solicitation (collectively, the “PRITF I Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of PRITF I with respect to its upcoming annual meeting of shareholders. All shareholders of PRITF I are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the PRITF I Participants when they become available, as they contain important information, including additional information relating to the PRITF I Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other relevant documents filed by the PRITF I Participants with the SEC are available at no charge on the SEC’s website at http://www.sec.gov.

Information about the PRITF I Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in a definitive proxy statement on Schedule 14A filed by the PRITF I Participants with the SEC on December 7, 2021. This document is available free of charge from the source indicated above.

To the Shareholders of Puerto Rico Residents Tax-Free Fund IV, Inc. (PRITF IV):

Ocean Capital and the other participants in its solicitation (collectively, the “PRITF IV Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of PRITF IV with respect to its upcoming annual meeting of shareholders. All shareholders of PRITF IV are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the PRITF IV Participants when they become available, as they contain important information, including additional information relating to the PRITF IV Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other relevant documents filed by the PRITF IV Participants with the SEC are available at no charge on the SEC’s website at http://www.sec.gov.

Information about the PRITF IV Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in a definitive proxy statement on Schedule 14A filed by the PRITF IV Participants with the SEC on December 7, 2021. This document is available free of charge from the source indicated above.

To the Shareholders of Puerto Rico Residents Tax-Free Fund VI, Inc. (PRITF VI):

Ocean Capital and the other participants in its solicitation (collectively, the “PRITF VI Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of PRITF VI with respect to its upcoming annual meeting of shareholders. All shareholders of PRITF VI are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the PRITF VI Participants when they become available, as they contain important information, including additional information relating to the PRITF VI Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other relevant documents filed by the PRITF VI Participants with the SEC are available at no charge on the SEC’s website at http://www.sec.gov.

Information about the PRITF VI Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in a definitive proxy statement on Schedule 14A filed by the PRITF VI Participants with the SEC on September 21, 2021. This document is available free of charge from the source indicated above.

To the Shareholders of Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. (Fund I):

Ocean Capital and the other participants in its solicitation (collectively, the “Fund I Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of Fund I with respect to its upcoming annual meeting of shareholders. All shareholders of Fund I are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Fund I Participants when they become available, as they contain important information, including additional information relating to the Fund I Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other relevant documents filed by the Fund I Participants with the SEC are available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Fund I Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in a definitive proxy statement on Schedule 14A filed by the Fund I Participants with the SEC on October 12, 2021. This document is available free of charge from the source indicated above.

To the Shareholders of Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (Fund III):

Ocean Capital and the other participants in its solicitation (collectively, the “Fund III Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of Fund I with respect to its upcoming annual meeting of shareholders. All shareholders of Fund III are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Fund III Participants when they become available, as they contain important information, including additional information relating to the Fund III Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other relevant documents filed by the Fund III Participants with the SEC are available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Fund III Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in a definitive proxy statement on Schedule 14A filed by the Fund III Participants with the SEC on October 12, 2021. This document is available free of charge from the source indicated above.

To the Shareholders of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (Fund IV):

Ocean Capital and the other participants in its solicitation (collectively, the “Fund IV Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of Fund IV with respect to its upcoming annual meeting of shareholders. All shareholders of Fund IV are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Fund IV Participants when they become available, as they contain important information, including additional information relating to the Fund IV Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other relevant documents filed by the Fund IV Participants with the SEC are available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Fund IV Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in a definitive proxy statement on Schedule 14A filed by the Fund IV Participants with the SEC on July 28, 2021. This document is available free of charge from the source indicated above.

To the Shareholders of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (Fund V):

Ocean Capital and the other participants in its solicitation (collectively, the “Fund V Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of Fund V with respect to its upcoming annual meeting of shareholders. All shareholders of Fund V are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Fund V Participants when they become available, as they contain important information, including additional information relating to the Fund V Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other relevant documents filed by the Fund V Participants with the SEC are available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Fund V Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in a definitive proxy statement on Schedule 14A filed by the Fund V Participants with the SEC on July 28, 2021. This document is available free of charge from the source indicated above.

Contacts

For Investors:

Morrow Sodali

Mike Verrechia / Bill Dooley, 800-662-5200

ocean@investor.morrowsodali.com

For Media:

MKA

Charlotte Kiaie / Ashley Areopagita, 646-386-0091

ckiaie@mkacomms.com / aareopagita@mkacomms.com

###

Exhibit 2

SIDLEY

SIDLEY AUSTIN LLP
787 SEVENTH AVENUE
NEW YORK, NY 10019
+1 212 839 5300
+1 212 839 5599 FAX

AMERICA • ASIA PACIFIC • EUROPE

November 29, 2021

By E-Mail and FedEx

Ocean Capital LLC
GAM Tower, 2 Tabonuco Street, Suite 200
Guaynabo, Puerto Rico 00968
Attention: William Heath Hawk

Re: Notice of Stockholder Proposal and Nominations for the 2021 Annual Meeting of Stockholders of Puerto Rico Residents Tax-Free Fund, Inc.

Ladies and Gentlemen:

On behalf of our client, Puerto Rico Residents Tax-Free Fund, Inc., a Puerto Rico for-profit corporation (the "Fund"), I am writing in response to the preliminary proxy statement filed by Ocean Capital LLC (the "Stockholder"), dated November 16, 2021 (the "Stockholder Proxy Statement"). The Stockholder Proxy Statement states that the Stockholder intends to propose one proposal and nominate two candidates for election as directors at the Fund's 2021 annual meeting of stockholders (the "2021 Annual Meeting").

For the protection of the Fund and its stockholders, Section 7 of the Certificate of Incorporation (the "Charter") and Article II, Section 5 of the Amended and Restated By-Laws (as amended, the "Bylaws") of the Fund each include an "advance notice provision." The advance notice provision requires that notice of any stockholder proposal or nomination shall be:

> "delivered to the Secretary of the [Fund] at its principal executive office not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed."

The date of the 2021 Annual Meeting is December 21, 2021, which was first publicly announced on November 12, 2021 in the definitive proxy statement filed by the Fund with the Securities and Exchange Commission (the "Fund Proxy Statement"). Accordingly, notice of any stockholder

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships.

274750338

SIDLEY

Ocean Capital LLC
November 29, 2021
Page 2

proposal or nomination relating to the 2021 Annual Meeting must have been delivered to the Secretary of the Fund at its principal executive office no later than November 22, 2021 to comply with the requirements of the Bylaws. Notice of this deadline was provided in the Fund Proxy Statement.

As of the date hereof, the Notice Letter has not been delivered to the Secretary of the Fund at its principal executive office.

* * * * *

This letter is being sent on behalf of the Fund while expressly reserving, and without waiving, any and all rights and defenses that the Fund may have with respect to this matter. In particular, this letter should not be construed as confirmation that the Notice Letter otherwise complies with the Charter and Bylaws of the Fund and applicable law.

Should you have questions regarding any of the foregoing, please contact me at (212) 839-8874.

Very truly yours,

Kai Haakon E. Liekefett

274750338

OCEAN CAPITAL LLC
GAM Tower, 2 Tabonuco Street, Suite 200
Guaynabo, Puerto Rico 00968

December 1, 2021

BY ELECTRONIC MAIL AND EXPRESS DELIVERY

Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019
Attn: Kai Haakon E. Liekefett

Re: **Notice of Stockholder Proposal and Nomination for the 2021 Annual Meeting of Stockholders of Puerto Rico Residents Tax-Free Fund, Inc.**

Dear Kai:

Your letter came on Monday as a surprise because, in our view, the nomination notice that Ocean Capital LLC ("***Ocean Capital***") submitted to Puerto Rico Residents Tax-Free Fund, Inc. (the "***Fund***") was delivered timely and properly. Your letter claims that the nomination deadline was November 22, 2021 and that Ocean Capital's nomination notice was not properly delivered before this deadline. As shown in the attached Exhibit A, an employee at BPPR Fiduciary Services (i.e., Banco Popular de Puerto Rico's Fiduciary Services Division, "***Fiduciary Services***") signed and stamped on a confirmation of delivery on November 17, 2021. Further, the nomination notice was delivered to Fiduciary Services per written instructions from Luis A. Avilés, the Fund's secretary. If you refer to the email chain attached hereto as Exhibit B, Mr. Avilés explicitly told W. Heath Hawk of Ocean Capital LLC to deliver to Fiduciary Services because the Fund was then receiving deliveries through Fiduciary Services due to the COVID pandemic. If you have any question regarding the above, we urge you to contact Mr. Avilés directly.

As a shareholder of the Fund, we are deeply frustrated that the Fund continues to squander precious shareholder capital on frivolous anti-investor exercises such as your baseless letter about the timeliness of our notice. We query if the letter was ever reviewed by any representative of the Fund before it was sent out and demand an immediate retraction of the false statements made in your letter and a confirmation that our notice was timely and properly submitted. Instead of wasting it on entrenchment and board preservation devices, perhaps a better use of shareholder capital would be towards responding to our global resolution overtures, which continue to be ignored.

Ocean Capital expressly reserves all of its rights to take any and all action that it believes is necessary to protect its rights with respect to the nomination notice referenced above.

* * *

Very truly yours,

OCEAN CAPITAL LLC

By: ______________________
Name: William Heath Hawk
Title: Managing Member